UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2021

NEUROMETRIX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33351	04-3308180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4B Gill Street, Woburn, Massachusetts	01801
(Address of principal executive offices)	(Zip Code)

(781) 890-9989

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	NURO	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 13, 2021, NeuroMetrix, Inc. (the “Company”) filed a prospectus supplement (the “Prospectus Supplement”) with the Securities and Exchange Commission (the “Commission”) to register the offer and sale of $14,000,000 of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) pursuant to the Company’s effective “shelf” registration statement on Form S-3 and an accompanying base prospectus contained therein (Registration Statement No. 333-229349) filed with the Commission on January 24, 2019, and declared effective on March 8, 2019 (together with the Prospectus Supplement, the “Prospectus”). The issuance and sale of the shares by the Company under the Prospectus will take place pursuant to the At Market Issuance Sales Agreement (the “Agreement”), dated February 19, 2020 between the Company and Ladenburg Thalmann & Co. Inc., under which the Company may offer and sell, from time to time at its sole discretion, shares of its Common Stock.

The legal opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel to the Company, relating to the shares of Common Stock being offered pursuant to the Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

10.1	At Market Issuance Sales Agreement, dated February 19, 2020, by and between NeuroMetrix, Inc. and Ladenburg Thalmann & Co. Inc. (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on February 19, 2020 and incorporated in this document by reference).

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in the opinion filed as Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Date: August 13, 2021	By:	/s/ Thomas T. Higgins
Thomas T. Higgins
Senior Vice President, Chief Financial Officer and Treasurer